Exhibit 99.2
2Q 2025 Investor Presentation

Contents 1 Page Disclosure 2 Performance Metrics 3 Differentiating Factors 7 Loans and Deposits 12 Modern Banking in Motion Digital Transformation 21 Selected Financial Information and Guidance 24

Disclosure 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook , business, share repurchases under the program, and dividend payments. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: a failure to successfully manage our credit risk and the sufficiency of our allowance for credit losses; changes in loan demand and declines in real estate values in the Company’s market area, which may adversely affect our loan production; borrower and depositor concentrations (e.g., by geographic area and by industry); the interest rate policies of the Federal Reserve and other regulatory bodies; general economic conditions, including unemployment rates, and potential recessionary and inflationary indicators, either nationally or locally, including the related effects on our borrowers and other clients, such as adverse changes to credit quality, and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers or those of our non-bank financial service clients for which we provide global payments infrastructure; failure to maintain current technologies or technological changes and enhancements that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; the timely and efficient development of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our financial service clients; unexpected increases in our expenses; changes in liquidity, including funding sources, deposit flows and the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; an unexpected deterioration in the performance of our loan or securities portfolios and our inability to absorb the amount of actual losses inherent in the portfolio; difficulties associated with achieving or predicting expected future financial results; different than anticipated growth and our ability to manage our growth; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unexpected adverse impact of future acquisitions or divestitures; impacts related to or resulting from regional and community bank failures and stresses to regional banks, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; changes in accounting principles, policies or guidelines may cause the Company’s financial condition or results of operation to be reported or perceived differently; legislative, tax or regulatory changes or actions, including changes and the potential for changes to regulatory policy and the promulgation of new laws and regulations following the inauguration of a new presidential administration, may adversely affect the Company’s business; unanticipated increases in FDIC insurance premiums or future assessments; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; and the current or the potential impact on the Company’s operations, financial condition, and clients resulting from natural or man-made disasters, climate change, wars, military conflict, acts of terrorism, other geopolitical events, cyberattacks, and global pandemics, or localized epidemics as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Performance Metrics 3

Metropolitan Commercial Bank Holding Corp. The Only True Mid-Sized, Publicly Traded Relationship Driven Commercial Bank Headquartered in NYC 4 Six Strategically Located Banking Centers • Park Ave. Headquarters • Garment District/ Times Square • Diamond District • Upper East Side • Boro Park, Brooklyn • Great Neck, Long Island Offices • Lakewood, NJ • Miami, FL Market data as of June 30, 2025, and March 31, 2025 1 Non-GAAP financial measure. See reconciliation to GAAP measure in the appendix to this presentation. 2 Annualized. 2Q 2025 1Q 2025 Closing Price $70.00 55.99 Market Cap $729.50 M 619.60 M Book Value per Share $69.37 $66.68 Tangible Book Value per Share $68.44 $65.80 P/Book Value 1.01 x 0.84 x P/Tangible Book Value1 1.02 x 0.85 x P/E (annualized) 10.85 x 9.52 x Assets $7.9 B $7.6 B Loans $6.6 B $6.3 B Deposits $6.8 B $6.4 B Loans/Deposits 97.4% 98.3 % Net Interest Margin2 3.83% 3.68 % Net Charge-offs / Average Loans2 0.0% 0.0 % Efficiency Ratio 56.5% 60.5 % Pre-tax, Pre-Provision Net Revenue / Average Assets1 1.71% 1.52 % ROAA2 0.97% 0.89 % ROAE2 10.4% 9.0 % ROATCE1,2 10.5% 9.1 % CET1 Capital Ratio 10.8% 11.4 % Tier 1 Leverage Ratio 10.0% 10.7 % Total Risk Based Capital Ratio 12.2% 12.8 % TCE/TA1 Ratio 9.1% 9.6%

Source: Bloomberg, FactSet, S&P Global Market Intelligence 1 Includes BRKL, CNOB, DCOM, FFIC, OCFC, PFS and VLY. 2 Cumulative shareholder return (change in stock price plus reinvested dividends). Outperformance versus Peers 50 100 150 200 250 300 350 3/30/2023 7/26/2023 11/21/2023 3/18/2024 7/14/2024 11/9/2024 3/7/2025 7/3/2025 Total Return Performance NYC Middle-Market Banks1, 2 KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 116 144 291 7/9/2025 5

Source: FactSet, S&P Global Market Intelligence. 1 CAGR from December 31, 2017 through March 31, 2025. 1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions. 2 KRX Index represents median performance of the KBW Regional Banking Index constituents. 3 Includes BRKL, CNOB, DCOM, FFIC, OCFC, PFS and VLY. 4 Non-GAAP financial measure. See reconciliation to GAAP measure in the appendix to this presentation. 5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through July 9, 2025. Pre-tax, pre-provision net revenueĩ CAGR¹ 2017-2025Q1 Financial Performance Outpacing Peers Since 2017 IPO Deposits CAGR1, 1* 2017–2025Q1 Loans CAGR1, 1* 2017–2025Q1 23.4% 9.6% 12.5% MCB KRX Index² NYC Middle-Market Banks³ Share price performance since IPO5 November 7, 2017 Tangible book value per shareĩ CAGR¹ 2017–2025Q1 Earnings per share CAGR¹ 2017–2025Q1 13.1% 5.6% 3.5% MCB KRX Index² NYC Middle-Market Banks³ 18.6% 7.6% 6.8% MCB KRX Index² NYC Middle-Market Banks³ 22.9% 8.4% 9.7% MCB KRX Index² NYC Middle-Market Banks³ 13.6% 7.1% 2.5% MCB KRX Index² NYC Middle-Market Banks³ 111.1% 16.4% (25.5%) NYC Middle-Market Banks³ MCB KRX Index² 6

Differentiating Factors 7

Money Market & Savings, 77% Non-Int. Bearing Demand, 21% Time, 2% EB-5, Title & Escrow, and Charter Schools, 8% Municipal, 18% Bankruptcy Trustees, 5% Property Managers, 19% Deposits from Loan Customers, 19% Retail Deposits, 31% Skilled Nursing CRE and C&I, 38% Other C&I, 11% Other Owner Occupied CRE, 1% Non Owner Occupied CRE, 48% Consumer & 1-4 Family, 2% Highly Diversified Franchise Total Deposits $6.8B Manhattan, 18% Brooklyn, Bronx, Queens, 26% Long Is., 4% NJ, 10% FL, 18% Other US, 24% Loan Portfolio June 30, 2025 Total Loans $6.6B Total Deposits $6.8B Deposits June 30, 2025 Total Loans $6.6B • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Skilled Nursing Facilities ("SNF") highly insulated from economic cycles by state funded payments. • All other portfolios are well-diversified across multiple property types and industries • Branch-lite model driven by technology integrations and high-quality service. • We target industries that are in possession of or have discretion over large sums of money. • Diversification across deposit verticals is a key strategy for managing and reducing execution risk. • 2Q 2025 Cost of deposits: 3.02% 8

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small and middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Modern Banking in Motion Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Our core competencies are: • Helping clients build and sustain generational wealth. • Offering a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Delivering enhanced client experiences through an innovative technology platform. • Providing modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. 9

$57.0 $59.7 $61.5 $65.2 $66.6 $67.0 $73.6 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 10 1 Represents effective average daily Fed Funds rate. * Annualized. Well Managed Net Interest Margin Net Interest Margin Analysis Estimated Sensitivity of Annual Net Interest Income June 30, 2025 Net Interest Income $ millions 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 5.15% 4.33% 4.57% 4.78% 5.09% 4.73% 4.80% 5.33% 6.70% 6.53% 7.34% 0.47% 0.58% 1.10% 0.43% 0.27% 0.49% 2.43% 3.22% 3.02% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.53% 3.83% 2017 2018 2019 2020 2021 2022 2023 2024 QTD Q2'25* Average Fed Funds Rate¹ Average Loan Yield Average Total Cost of Deposits MCB Net Interest Margin ("NIM") 2.44% 1.07% -0.85% -1.78% -200 bps -100 bps +100 bps +200 bps

30.5% 28.4% 22.3% 21.5% 21.0% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 $6.2 $6.3 $6.0 $6.4 $6.8 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 9.4% 9.5% 9.9% 9.6% 9.1% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Highly Liquid and Resilient Balance Sheet 76% Insured deposits Deposits ($ bn) TCE/TA Ratio1 Non-interest bearing Deposit % Deposit Profile at June 30, 2025 178% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating 11 $5.8 $5.9 $6.0 $6.3 $6.6 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Loans ($ bn) 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation to GAAP measure on slide 29 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Loans and Deposits 12

13 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. Loan Portfolio Growth and Diversification $6.6 billion Gross Loan Portfolio1, 2 June 30, 2025 | $ millions Diversified Loan Portfolio June 30, 2025 35% 6% 6% 6% 6% 5% 4% 3% 3% 2% 7% 15% 35% CRE: Skilled Nursing Facility ("SNF") 6% CRE: Office 6% CRE: Multi-family 6% CRE: Hospitality 6% CRE: Retail 5% CRE: Mixed Use 4% CRE: Construction 3% CRE: Land 3% CRE: Industrial 2% CRE: Charter Schools  $3& 0UIFSĩ 15% C&I 2% Consumer & 1-4 Family $2,857 $2,911 $2,939 $3,042 $3,162 $1,786 $1,827 $1,962 $2,171 $2,353 $1,105 $1,070 $1,046 $1,045 $1,016 $108 $106 $104 $102 $100 $5,856 $5,914 $6,051 $6,360 $6,631 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* Average 2Q 2025 Yield: 7.34% CRE/RBC ratio3 : 372%

19% 16% 12% 10% 9% 8% 4% 3% 19% 19% Manhattan 16% Florida 12% Brooklyn 10% New Jersey 9% Bronx 8% Queens 4% Long Island 3% Other NY 19% Other States 42% 8% 8% 8% 7% 6% 4% 3% 14% 42% Skilled Nursing Facilities 8% Multifamily 8% Office 8% Hospitality 7% Retail 6% Mixed Use 4% Land 3% Industrial 14% Other CRE Relationship-Based Commercial Real Estate Lending 14 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics June 30, 2025 • Weighted average LTV of 61% • Owner occupied – 43% Composition by Type June 30, 2025 Composition by Region June 30, 2025 Majority of loans are originated through direct relationships or referrals from existing clients. Total CRE loans: $5.5 billion

$266 $269 $273 $258 $246 $258 $248 $238 $249 $244 $121 $152 $159 $154 $170 $127 $119 $117 $116 $107 $71 $70 $69 $66 $77 $58 $63 $64 $67 $73 $41 $30 $29 $30 $30 $163 $119 $97 $105 $69 $1,105 $1,070 $1,046 $1,045 $1,016 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance Expertise in Specific Verticals Drive Commercial & Industrial Lending 15 C&I Composition June 30, 2025 Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage 24% 24% 17% 11% 7% 7% 3% 7% 24% Finance & Insurance 24% Skilled Nursing Facilities 17% Individuals 11% Other Healthcare 7% Services 7% Wholesale Trade 3% Manufacturing 7% Other 1 Certain prior period amounts adjusted to conform to current presentation. C&I Portfolio1 June 30, 2025 | $ millions

C&I Healthcare Composition | June 30, 2025 Diversified Healthcare Portfolio • Active in Healthcare lending since 2002 with no realized losses since entering this space and no deferrals during the pandemic. • Stabilized SNF – 66% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Weighted average debt service coverage ratio is 1.80x. • Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF. 70% 14% 9% 4% 70% SNF 14% Ambulatory Health Care Services 9% Medical Labs 4% Misc. Health Practitioners 2% Doctor Office 1% Ambulance Services CRE SNF $2.3 billion C&I SNF $244 mm C&I Other $108 mm Healthcare Composition | June 30, 2025 Total Healthcare loans: $2.6 billion 16 Total C&I Healthcare loans: $352mm Overview June 30, 2025

Geographically Diversified Skilled Nursing Facility Portfolio

Overview
June 30, 2025

- CRE – Skilled Nursing Facilities ("SNF") – average LTV of 68%.
- Highly selective regarding the quality of SNF Operators that we finance.
- Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses.
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- New York had Medicaid reimbursement rate increases of 4.4% and 6.5% in 2024 and 2023, respectively.[1]
- Florida had Medicaid reimbursement rate increase of 8.0% in 2024, with an additional 8% in 2025.[1]

C&I Skilled Nursing Facility Exposure by State
June 30, 2025

Total C&I SNF loans: $244mm



45%
17%
17%
7%
5%
9%
45% Florida
17% New Jersey
17% New York
7% Tennessee
5% Indiana
9% Other

CRE Skilled Nursing Facility Exposure by State
June 30, 2025

Total CRE SNF loans: $2.3 billion



32%
23%
14%
8%
5%
18%
32% Florida
23% New York
14% New Jersey
8% Indiana
5% Ohio
18% Other States

[1] Source: Zimmet Healthcare Services Group LLC

17

Conservatively Underwritten, Geographically Diversified CRE Office Portfolio 18 Office by Region June 30, 2025 45% 11% 5% 28% 9% 45% Manhattan 11% Brooklyn 5% Queens 2% Bronx 28% NY Metro Area (outside NYC) 9% Non NY Metro Area Overview June 30, 2025 • Total Office loans: $414mm • Weighted average LTV of 52% • Weighted average occupancy rate of 76%* • Weighted average debt service coverage ratio of 1.46x* • Manhattan loans originated since March 2022 is 100% • Owner-occupied is 10.6% • Varying levels of recourse on approximately 45% of loans * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 62%. Occupancy by Region June 30, 2025 Maturity Schedule June 30, 2025| $ millions 46% 82% 61% 42% 86% 82% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2025 2026 Thereafter Total Outstanding Balance $72 $46 $296 $414 Commitment Amount $73 $50 $308 $431 Avg. Commitment Size $7 $5 $11 $9 LTV1 42% 51% 55% 52% Nonperforming 0% 0% 0% 0% WAC 6.2% 6.5% 6.1% 6.1%

Conservatively Underwritten Multi-family Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

Overview

June 30, 2025 | $ millions

- Total Multi-family loans: **$414mm**
- Weighted average LTV of 53%
- Recourse on 56% of Total; recourse on 100% of Transitional
- Rent regulated 49% of Total
- Rent regulated have weighted average LTV of 48%
- Stabilized weighted average debt service coverage ratio of 2.08x

Stabilized[1] Maturity Schedule

June 30, 2025 | $ millions

	2025	2026	Thereafter	Total
Outstanding Balance	$96	$71	$137	$304
Commitment Amount	$96	$71	$142	$309
Avg. Loan Size	$5	$4	$5	$5
LTV[2]	58%	69%	35%	50%
Rent Regulated[2]	63%	56%	55%	58%
With Recourse[2]	41%	67%	25%	40%
Nonperforming	3%	0%	0%	1%
WAC	6.1%	5.9%	4.6%	5.4%

Origination Vintage

June 30, 2025



% of $414mm Outstanding Balance
3%
17%
80%
2017 - 2019
2020 - 2021
2022 - 2025

Transitional[1] Maturity Schedule

June 30, 2025 | $ millions

	2025	2026	Thereafter	Total
Outstanding Balance	$12	$59	$39	$110
Commitment Amount	$12	$59	$39	$110
Avg. Commitment Size	$2	$7	$20	$7
LTV[2]	44%	54%	71%	59%
Rent Regulated[2]	0%	11%	57%	26%
With Recourse[2]	100%	100%	100%	100%
Nonperforming	0%	0%	0%	0%
WAC	6.8%	4.6%	7.0%	5.7%

1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon.
2 Based on Outstanding Balance.

19

$1,810 $1,880 $2,011 $2,135 $2,082 $1,055 $1,091 $1,108 $1,235 $1,266 $298 $311 $305 $300 $351 $1,059 $1,193 $1,217 $1,269 $1,279 $892 $770 $92 $758 $723 $858 $988 $1,260 $298 $302 $392 $522 $553 $6,170 $6,270 $5,983 $6,449 $6,791 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 EB-5, Title & Escrow, & Charter Schools Municipal Other** Property Managers Bankruptcy Trustees Deposits from Loan Customers Retail Deposits Deposit Verticals Over Time $ millions* Deposit Composition * Certain prior period amounts adjusted to conform to current presentation. ** GPG wind down. 20

Modern Banking in Motion Digital Transformation 21

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Modern Banking in Motion
Digital Transformation

Overview

- The Bank is modernizing its core, payments and online banking systems to support continued growth. A modern stack will support future business expansion, drive efficiencies and enable a better client experience.
- Digital transformation will provide extensive digital proficiencies, NextGen analytics capabilities, API-based extensibility, optimized back-office processes and efficient origination and loan servicing.
- In 2024, the Bank launched project Phoenix to overhaul its infrastructure in line with its strategic growth and to enhance its disaster recovery capabilities. This project is expected to be completed in Q4'2025 and includes the redesign of the network, expansion of the datacenters, and increased system capacity.
- Q2'25 digital transformation costs – $1.6 million
- Full integration to be completed in Q1'26
- Total estimated project costs – $18 million (including 10% contingency)
- Project costs expensed to date – $8.4 million


2024
2025
2026
Service Description
Partners
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Payments Hub (Wires)
Payments Hub (ACH)
Payments Hub (FedNow)
finzly
Commercial Loans Servicing
afs
Enterprise Datawarehouse
snowflake
Digital Banking (Consumers)
Digital Banking (Commercial)
ebankIT
Fraud Risk Management
ALLOY / MX
Core Processing
Finxact
Contact Center / Core servicing
savana
Statements Processing and Rendering
PRINTMAIL SOLUTIONS
Teller System
ANTUAR
Project Phoenix

★ Go live. N.A. – not applicable.

22

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Modern Banking in Motion
Digital Transformation Partners

Partners	Service Areas	About
finzly	Payments Hub (wires) Payments Hub (ACH) Payments Hub (FedNow)	Finzly provides a modern, cloud-based, API-enabled operating system that serves as a parallel payment processing platform to a bank's core. Finzly offers a wide range of turnkey banking solutions, including a multi-rail payment for traditional payments on ACH and wires, instant payments on FedNow and RTP, foreign exchange, trade finance, compliance, and commercial banking digital experiences.
afs	Commercial Loans Origination and Servicing	AFS is the global leader in providing advanced commercial loan servicing solutions to lending institutions of all sizes. Solely dedicated to the commercial lending industry, AFS is uniquely positioned to support its client's business and technology transformation.
snowflake	Enterprise Datawarehouse	Snowflake enables organizations to mobilize their data with Snowflake's Data Cloud. Customers use the Data Cloud to unite siloed data, discover and securely share data, power data applications, and execute diverse AI/ML and analytic workloads.
ebankIT	Digital Banking (Consumers & Commercial)	ebankIT enables banks to deliver humanized, personalized, and accessible digital experiences for their customers from mobile to web banking, from wearable gadgets to the metaverse and beyond.
ALLOY MX	Fraud Risk Management & KYC	Alloy helps banks and fintech companies make safe and seamless fraud, credit, and compliance decisions. Alloy's platform connects companies to more than 150 data sources of KYC/KYB, AML, credit, and compliance data through a single API to help create a future without fraud. MX Technologies, Inc. is a leader in actionable intelligence, enabling financial providers and consumers to do more with financial data. MX offers fast, secure solutions that helps streamline the account opening process while mitigating fraud and reducing risk.
Finxact	Core Processing	To drive continued growth, the Bank is modernizing its core banking system with Finxact. Finxact, a gen-3 core, was built to be a full core banking solution providing MCB with the ability to develop and get to market with speed, with complete flexibility and control to adopt new capabilities. Gen 3 core solutions are geared towards banks who are looking to rapidly innovate utilizing new technologies to create unique customer experiences through a cloud-native / event driven architecture enabling highly automated real time access to bank data from modern APIs to all ancillary systems.
savana	Contact Center / Core servicing	Savana provides a front-end servicing solution for the core processing system. Savana's platform is designed to orchestrate channels, products and processes to provide a unified ecosystem that streamlines operations between the core, back office and banker assisted channel.
PRINTMAIL SOLUTIONS	Statements Processing and Rendering	A full-service, browser based, teller solution that is core agnostic. Dedicated to innovating cash and people across the branch network, offering cash management resources, cash planning tools, CTR, and Reg CC for the US market, a fully accessible electronic journal, and 27 other branch functions integrated directly to a Financial Institution's ecosystem.
ANTUAR	Teller System	Antuar is a financial technology company focused on branch innovation. Antuar's banking software solutions are designed to enable financial institutions to innovate the branch network, while reducing the overhead cost of servicing customers.

23

Selected Financial Information 24

Proven High Growth Business Model Loans1 | $ millions $3,830 $6,436 $5,278 $5,737 $5,983 $6,791 2020 2021 2022 2023 2024 2Q 2025 Deposits | $ millions $142 $181 $256 $251 $277 $147 2020 2021 2022 2023 2024 YTD 2025 Revenue | $ millions $39 $60 $59 $77 $67 $35 2020 2021 ĩ Ī ī YTD 2025 Net Income | $ millions 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2020 through June 30, 2025. 3 CAGR from December 31, 2020 through December 31, 2024. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. 6 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024 $3,137 $3,732 $4,841 $5,625 $6,034 $6,612 2020 2021 2022 2023 2024 2Q 2025 25

Return on Average Assets Highly Profitable, Scalable Model 1 Non-GAAP financial measures. See reconciliation on slide 29. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. Ī *ODMVEFT B  NJMMJPO SFHVMBUPSZ SFTFSWF SFDPSEFE JO UIF UIJSE RVBSUFS PG  * Annualized. Efficiency ratio2 12.9% 15.2% 10.4% 12.6% 9.7% 9.8% 2020 2021 2022³ ĩ Ī YTD 2025* ROATCE1 52.5% 48.3% 58.2% 52.5% 62.7% 58.4% 2020 2021 2022³ ĩ Ī YTD 2025* Net Interest Margin 3.26% 2.77% 3.49% 3.49% 3.53% 3.76% 2020 2021 2022 2023 2024 YTD 2025* 26 1.02% 1.06% 0.90% 1.19% 0.91% 0.93% 2020 2021 2022 2023 2024 YTD 2025*

0.20% 0.28% 0.00% 0.92% 0.54% 0.60% 2020 2021 2022 2023 2024 2Q 2025 Non-Performing Loans/Loans Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 0.01% 0.13% 0.00% 0.02% 0.00% 0.00% 2020 2021 2022 2023 2024 2Q 2025¹ 1.13% 0.93% 0.93% 1.03% 1.05% 1.12% 2020 2021 2022 2023* 2024 2Q 2025 18.0% 29.6% 0.0% 89.5% 51.5% 53.9% 2020 2021 2022 2023* 2024 2Q 2025 27 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023. 1 Annualized

Capital Ratios* Common Equity Tier 1 Capital Ratio 10.1% 14.1% 12.1% 11.5% 11.9% 10.8% 2020 2021 2022¹ 2023² 2024³ 2Q 2025 Minimum to be "Well Capitalized" (8%) * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve. 2 Includes a $5.5 million reversal of the regulatory settlement reserve. 3 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. ĩ /PO(""1 GJOBODJBM NFBTVSF 4FF SFDPODJMJBUJPO UP (""1 NFBTVSF PO TMJEF  Tier 1 Leverage Ratio 8.5% 8.5% 10.2% 10.6% 10.8% 10.0% 2020 2021 2022¹ 2023² 2024³ 2Q 2025 Minimum to be "Well Capitalized" (5%) 12.7% 16.1% 13.4% 12.8% 13.3% 12.2% 2020 2021 2022¹ 2023² 2024³ 2Q 2025 Minimum to be "Well Capitalized" (10%) Total Risk-Based Capital Ratio TCE / TA4 7.5% 7.7% 9.0% 9.2% 9.9% 9.1% 2020 2021 2022¹ 2023² 2024³ 2Q 2025 28

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999

MCB
LISTED
NYSE

$ thousands, except per share data	Q2 2025	Q1 2025	For Year Ending 2024	2023	2022	2021	2020	2019	2018	2017
Average assets	$ 7,775,199	$ 7,451,703	$ 7,293,445	$ 6,506,614	$ 6,621,631	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 7,765,466	$ 7,441,970	$ 7,283,712	$ 6,496,881	$ 6,611,898	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 723,974	$ 738,224	$ 694,154	$ 621,006	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	—	—	—	—	—	4,585	5,502	5,502	5,502	5,502
Average common equity	723,974	738,224	694,154	621,006	578,787	408,627	315,115	277,102	245,528	127,960
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 714,241	$ 728,491	$ 684,421	$ 611,273	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 7,853,849	$ 7,616,298	$ 7,300,749	$ 7,067,672	$ 6,267,337	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible assets	$ 7,844,116	$ 7,606,565	$ 7,291,016	$ 7,057,939	$ 6,257,604	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 722,968	$ 737,846	$ 729,827	$ 659,021	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	—	—	—	—	—	—	5,502	5,502	5,502	5,502
Common Equity	722,968	737,846	729,827	659,021	575,897	556,989	335,285	293,622	259,015	231,382
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible common equity (book value)	$ 713,235	$ 728,113	$ 720,094	$ 649,288	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Common shares outstanding	10,421,384	11,066,234	11,197,625	11,062,729	10,949,965	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Book value per share (GAAP)	$ 69.37	$ 66.68	$ 65.18	$ 59.57	$ 52.59	$ 51.00	$ 40.42	$ 35.32	$ 31.52	$ 28.23
Tangible book value per share (non-GAAP)[1]	$ 68.44	$ 65.80	$ 64.31	$ 58.69	$ 51.70	$ 50.11	$ 39.25	$ 34.15	$ 30.34	$ 27.04
Total Revenue (GAAP)[2]	$ 76,270	$ 70,590	$ 276,913	$ 250,739	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Non-interest expense	43,109	42,722	173,575	131,538	148,737	87,312	74,518	59,955	43,471	32,745
Less: Gain (loss) on sale of securities	—	—	—	—	—	609	3,286	—	(37)	—
Pre-tax, pre-provision net revenue	$ 33,161	$ 27,868	$ 103,338	$ 119,201	$ 107,014	$ 92,777	$ 64,120	$ 48,284	$ 39,743	$ 30,637

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

[1] Tangible common equity divided by common shares outstanding at period-end.
[2] Total revenues equal net interest income plus non-interest income.

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